Cromwell Tran Sustainable Focus Fund
Schedule of Investments
July 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS - 97.94%
Automobile Components - 3.35%
Aptiv PLC - ADR (a)	10,915	$1,195,083
Chemicals - 6.49%
Sherwin-Williams Co.	8,382	2,317,623
Construction Materials - 4.38%
Martin Marietta Materials, Inc.	3,497	1,561,271
Containers & Packaging - 5.51%
Ball Corp.	33,494	1,965,763
Energy Equipment & Services - 4.82%
Baker Hughes Co.	48,065	1,720,246
Financial Services - 4.49%
PayPal Holdings, Inc. (a)	21,151	1,603,669
Hotels, Restaurants & Leisure - 0.94%
Planet Fitness, Inc. - Class A (a)	4,969	335,606
Insurance - 5.55%
Progressive Corp.	15,721	1,980,532
Interactive Media & Services - 4.78%
Alphabet, Inc. - Class A (a)	12,838	1,703,859
Internet & Direct Marketing Retail - 5.88%
Amazon.com, Inc. (a)	15,689	2,097,305
IT Services - 1.12%
Verra Mobility Corp. (a)	19,094	400,783
Life Sciences Tools & Services - 12.08%
Danaher Corp.	8,793	2,242,743
IQVIA Holdings, Inc. (a)	9,247	2,069,109
		4,311,852
Pharmaceuticals - 2.04%
Catalent, Inc. (a)	14,986	727,121
Professional Services - 2.93%
Clarivate PLC - ADR (a)	109,961	1,045,729
Semiconductors & Semiconductor Equipment - 4.55%
Entegris, Inc.	14,797	1,623,379
Software - 13.01%
Microsoft Corp.	6,373	2,140,818
Palo Alto Networks, Inc. (a)	5,779	1,444,519
Salesforce, Inc. (a)	4,690	1,055,297
		4,640,634
Software Publishers - 2.40%
Intuit, Inc.	1,673	856,074
Trading Companies & Distributors - 9.82%
AerCap Holdings NV - ADR (a)	22,673	1,446,764
Ferguson PLC - ADR	12,721	2,055,968
		3,502,732
Wireless Telecommunication Services - 3.80%
T-Mobile U.S., Inc. (a)	9,846	1,356,483
TOTAL COMMON STOCKS (Cost $26,839,593)		34,945,744

SHORT-TERM INVESTMENTS - 1.08%	Principal Amount
U.S. Bank Money Market Deposit Account, 5.200% (b)	$385,036	385,036
TOTAL SHORT-TERM INVESTMENTS (Cost $385,036)		385,036

Total Investments (Cost $27,224,629) - 99.02%		35,330,780
Other Assets in Excess of Liabilities - 0.98%		350,862
TOTAL NET ASSETS - 100.00%		$35,681,642

(a) Non-income producing security.
(b)
The Money Market Deposit Account (“MMDA”) is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of July 31, 2023.

Abbreviations:

ADR	American Depositary Receipt
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
NV	Naamloze Vennootschap is a public limited company in the Netherlands or other Dutch-influenced countries.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s securities as of July 31, 2023:

	Non-Categorized	Level 1	Level 2	Level 3	Total
Common Stocks	$-	$34,945,744	$-	$-	$34,945,744
Short-Term Investment	-	385,036	-	-	385,036
Total Investments in Securities	$-	$35,330,780	$-	$-	$35,330,780

Refer to the Schedule of Investments for further information on the classification of investments.